Exhibit 99.4

MOORE & ASSOCIATES, CHARTERED
  ACCOUNTANTS AND ADVISORS
  ------------------------
      PCAOB REGISTERED

        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
        -------------------------------------------------------


To the Board of Directors
Pinoak, Inc.
Las Vegas, Nevada

We have audited the accompanying balance sheet of Pinoak, Inc. as of December 31, 2005, and the related statements of operations, stockholders' equity and cash flows for the period from inception on December 31, 1998 through December 31, 2005. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pinoak, Inc. as of December 31, 2005 and the results of its operations and its cash flows for the period from inception on December 31, 1998 through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company's recurring losses and lack of operations raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates
----------------------------
Moore & Associates Chartered
Las Vegas, Nevada
April 14, 2006

             2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146
                    (702) 253-7511  Fax (702) 253-7501

                                   F-1c

                                 PINOAK, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                BALANCE SHEETS


BALANCE SHEETS

                                                             December 31,
                                                        2005            2004
                                                    -------------   -----------

ASSETS
Current assets:
   Cash and equivalents                             $         370   $      522
                                                    -------------   -----------
     Total current assets                                     370          522
                                                    -------------   -----------
                                                    $         370   $      522
                                                    =============   ===========

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
   Current liabilities                              $           -   $        -
                                                    -------------   -----------
     Total current liabilities                                  -            -
                                                    -------------   -----------

Stockholder's equity:
   Preferred stock, $0.001 par value, 5,000,000
     shares authorized, no shares issued and
     outstanding                                                -            -
   Common stock, $0.001 par value, 20,000,000
     shares authorized, 2,000,000 and 2,000,000
     shares issued and outstanding as of
     12/31/04 and 12/31/03, respectively                    2,000        2,000
   Additional paid-in capital                               2,820        2,820
   (Deficit) accumulated during development stage          (4,450)      (4,298)
                                                    -------------   -----------
                                                              370          522
                                                    -------------   -----------

                                                    $         370   $      522
                                                    =============   ===========


The accompanying notes are an integral part of these financial statements

                                       F-2c

                                 PINOAK, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                           STATEMENTS OF OPERATIONS


STATEMENTS OF OPERATIONS

                                                              December 31, 1998
                                           December 31,        (Inception) to
                                     -----------------------    December 31,
                                        2005         2004           2005
                                     ----------   ----------   --------------
Revenue                              $        -   $        -   $           -
                                     ----------   ----------   --------------

Expenses:
 General and administrative
  expenses                                  152          131           4,450
                                     ----------   ----------   -------------

   Total expenses                           152          131           4,450
                                     ----------   ----------   --------------


Net (loss)                           $     (152)  $    (131)   $      (4,450)
                                     ===========  ===========  ==============

Weighted average number of
 common shares outstanding-
  basic and fully
  diluted                             2,000,000    2,000,000
                                      =========    =========

Net (loss) per share-
 basic and fully diluted             $  (0.00)     $  (0.00)
                                     =========     =========

The accompanying notes are an integral part of these financial statements

                                       F-3c

                                  Pinoak, Inc.
                         (a Development Stage Company)
                  Statements of Changes in Stockholder's Equity

Statements of Changes in Stockholder's Equity

                                                    (Deficit)
                                                   Accumulated
                        Common Stock    Additional    During        Total
                     -----------------   Paid-in    Development  Stockholder's
                      Shares    Amount   Capital       Stage        Equity
                     ---------  ------  ----------  -----------  -------------
December 1998
  Beginning balance          -  $    -  $        -  $         -  $           -

Net (loss)
  December 31, 1998
  (inception) to
  December 31, 1998                                           -              -
                     ---------  ------  ----------  -----------  -------------
Balance, Dec 31, 1998        -  $    -  $        -  $         -  $           -

Net (loss)
  For the year ended
  December 31, 1999                                           -              -
                     ---------  ------  ----------  -----------  -------------
Balance, Dec 31, 1999        -  $    -  $        -  $         -  $           -

Net (loss)
  For the year ended
  December 31, 2000                                           -              -
                     ---------  ------  ----------  -----------  -------------
Balance, Dec 31, 2000        -  $    -  $        -  $         -  $           -

December 2001
  Issued for cash    2,000,000   2,000  $    2,820            -          4,820
Net (loss)
  For the year ended
  December 31, 2001                                      (2,807)        (2,807)
                     ---------  ------  ----------  -----------  -------------
Balance, Dec 31,2001 2,000,000  $2,000  $    2,820  $    (2,807) $       2,013

Net (loss)
  For the year ended
  December 31, 2002                                        (484)          (484)
                     ---------  ------  ----------  -----------  -------------
Balance, Dec 31,2002 2,000,000  $2,000  $    2,820  $    (3,291) $       1,529



                                    F-4c



                                  Pinoak, Inc.
                         (a Development Stage Company)
                  Statements of Changes in Stockholder's Equity
                                  (Continued)

                                                    (Deficit)
                                                   Accumulated
                        Common Stock    Additional    During        Total
                     -----------------   Paid-in    Development  Stockholder's
                      Shares    Amount   Capital       Stage        Equity
                     ---------  ------  ----------  -----------  -------------

Net (loss)
  For the year ended
  December 31, 2003                                        (876)          (876)
                     ---------  ------  ----------  -----------  -------------
Balance, Dec 31,2003 2,000,000  $2,000  $    2,820  $    (4,167) $         653

Net (loss)
  For the year ended
  December 31, 2004                                        (131)          (131)
                     ---------  ------  ----------  -----------  -------------
Balance, Dec 31,2004 2,000,000  $2,000  $    2,820  $    (4,298) $         522

Net (loss)
  For the year ended
  December 31, 2005                                        (152)          (152)
                     =========  ======  ==========  ===========  =============
Balance, Dec 31,2005 2,000,000  $2,000  $    2,820  $    (4,450) $         370


  The accompanying notes are an integral part of these financial statements.







                                      F-5c

                                 PINOAK, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                           STATEMENTS OF CASH FLOWS


STATEMENTS OF CASH FLOWS

                                                              December 31, 1998
                                            December 31,       (Inception) to
                                     -----------------------    December 31,
                                          2005        2004          2005
                                     ----------   ----------   --------------
                                                   (Restated)     (Restated)
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss)                              $    (152) $    (131) $      (4,450)
Non-cash expense                                -          -              -
                                        ---------- ---------  --------------
Net cash (used) by operating activities      (152)      (131)        (4,450)
                                        ---------- ---------  --------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Issuances of common stock                     -          -          4,820
                                       ----------  ---------  --------------
Net cash provided (used) by
  financing activities                           -         -          4,820
                                        ---------- ---------  -------------

Net increase (decrease) in cash               (152)     (131)           370
Cash - beginning                               522       653              -
                                        ---------- ---------  -------------
Cash - ending                           $      370 $     522  $         370
                                        ========== =========  =============


Supplemental disclosures:
  Interest paid                         $        - $       -  $           -
                                        ========== =========  =============
  Income taxes paid                     $        - $       -  $           -
                                        ========== =========  =============

The accompanying notes are an integral part of these financial statements





                                      F-6c

                                Pinoak, Inc.
                         (a Development Stage Company)
                                  Footnotes

NOTE 1 - HISTORY AND ORGANIZATION OF THE COMPANY

The Company was organized December 31, 1998 (Date of Inception) under the laws of the State of Nevada, as Pinoak, Inc. The Company has no operations and in accordance with SFAS #7, the Company is considered a blank check company with no business or operations. The Company is authorized to issue
5,000,000 shares of $0.001 par value preferred stock and 20,000,000 shares of $0.001 par value common stock.

NOTE 2 - ACCOUNTING POLICIES AND PROCEDURES

Cash and cash equivalents
-------------------------

The Company maintains a cash balance in a non-interest-bearing account that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. There were no cash equivalents as of December 31, 2005 and 2004.

Impairment of long-lived assets
-------------------------------

Long-lived assets held and used by the Company are reviewed for possible impairment whenever events or circumstances indicate the carrying amount of an asset may not be recoverable or is impaired. No such impairments have been identified by management at December 31, 2005 and 2004.

Revenue recognition
-------------------

The Company reports revenue as invoiced on an accrued basis. Costs of sales are recorded as items are sold and are comprised of product purchases and shipping costs.

Advertising costs
-----------------

The  Company expenses all costs of advertising  as  incurred.   There  were  no
advertising costs included in selling, general and administrative expenses in 2005 and 2004.






                                   F-7c

                                Pinoak, Inc.
                         (a Development Stage Company)
                                  Footnotes


Loss per share
--------------

Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128) "Earnings Per Share". Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period. The Company had no dilutive common stock equivalents, such as stock options or warrants as of December 31, 2005 and 2004.


Reporting on the costs of start-up activities
---------------------------------------------

Statement of Position 98-5 (SOP 98-5), "Reporting on the Costs of Start-Up Activities," which provides guidance on the financial reporting of start-up costs and organizational costs, requires most costs of start-up activities and organizational costs to be expensed as incurred. SOP 98-5 is effective for fiscal years beginning after December 15, 1998. With the adoption of SOP 98-5, there has been little or no effect on the Company's financial statements.

Estimates
---------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Fair value of financial instruments
-----------------------------------

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2005 and 2004. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.





                                   F-8c

                                Pinoak, Inc.
                         (a Development Stage Company)
                                  Footnotes

Income Taxes
------------

Deferred  income  tax  assets  and  liabilities  are   computed   annually  for
differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable on the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.


Segment reporting
-----------------

The Company follows Statement of Financial Accounting Standards No. 130, "Disclosures About Segments of an Enterprise and Related Information". The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Dividends
---------

The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid or declared since inception.

Year end
---------

The Company has adopted December 31 as its fiscal year end.

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As shown in the accompanying financial statements, the Company has incurred a net loss of $4,450 for the period from December 31, 1998 (inception) to December 31, 2005, and has no sales. The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its new business opportunities. Management has plans to seek additional capital through private placements and public offerings of its common stock. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

These conditions raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might arise from this uncertainty.


                                   F-9c

                                Pinoak, Inc.
                         (a Development Stage Company)
                                  Footnotes



NOTE 3 - STOCKHOLDER'S EQUITY

The Company is authorized to issue 5,000,000 shares of its $0.001 par value preferred stock 20,000,000 shares of its $0.001 par value common stock.

On December 7, 2001, the Company issued 2,000,000 shares of its $0.001 par value common stock for cash of $4,820.

There have been no other issuances of preferred and/or common stock.


NOTE 4 - RELATED PARTY TRANSACTIONS

On December 7, 2001, the Company  issued  2,000,000  shares  of  its $0.001 par
value common stock to the founder of the Company.   (See Note 4).

The Company does not lease or rent any property. Office services are provided without charge by an officer and director. Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein. The officer and director of the Company is involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 5 - WARRANTS AND OPTIONS

As of December 31, 2005 and 2004, there are no warrants and options outstanding to acquire any additional shares of preferred and/or common stock.


                                   F-10c

                                Pinoak, Inc.
                         (a Development Stage Company)
                                  Footnotes

NOTE 6.    PROVISION FOR INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which requires use of the liability method. SFAS No. 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:


                   U.S federal statutory rate      (34.0%)
                   Valuation reserve                34.0%
                                                   ------
                   Total                               -%


NOTE 7.   OPERATING LEASES AND OTHER COMMITMENTS

The Company also has no assets, other than its bank account, and no lease obligations.

                                   F-11c

                                Pinoak, Inc.
                         (a Development Stage Company)
                                  Footnotes

NOTE 8.   RECENT PRONOUNCEMENTS

In November 2004, the FASB issued SFAS No. 151, Inventory Costs, an amendment of ARB No. 43, Chapter 4. SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handing costs, and spoilage. This statement requires that those items be recognized as current period charges regardless of whether they meet the criterion of "so abnormal" which was the criterion specified in ARB No. 43. In addition, this Statement requires that allocation of fixed production overheads to the cost of production be based on normal capacity of the production facilities. This pronouncement is effective for the Company beginning October 1, 2005. The Company does not believe adopting this new standard will have a significant impact to its financial statements.

In December 2004, the FASB issued SFAS No. 123 (revised 2004). Share-Based Payment, which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees and amends SFAS No. 95, Statement of Cash Flows. Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. The new standard will be effective for the Company in the first interim or annual reporting period beginning after December 15, 2005. The Company expects the adoption of this standard will have a material impact on its financial statements assuming employee stock options are granted in the future.